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                                SCHEDULE 14A
                               (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
   Filed by the Registrant  X
   Filed by a Party other than the Registrant  __
   Check the appropriate box:
      __  Preliminary Proxy Statement             __ Confidential, for Use of
                                                     the Commission Only (as
      __  Definitive Proxy Statement                 permitted by Rule
                                                     14a-6(e)(2))

       X  Definitive Additional Materials

      __  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                      Allegheny Power System, Inc.
______________________________________________________________________________

                            (Name of Registrant as Specified in Its Charter)
______________________________________________________________________________

                (Name of Person(s) Filing Proxy Statement, if other than the
                 Registrant)
______________________________________________________________________________

Payment of Filing Fee (Check the appropriate box):

     X  No fee required.
    __  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:
_______________________________________________________________________________

      (2) Aggregate number of securities to which transaction applies:
_______________________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
            (Set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________________________________________________

      (4)  Proposed maximum aggregate value of transaction:
______________________________________________________________________________

      (5)  Total fee paid:
______________________________________________________________________________

      __   Fee paid previously with preliminary materials:
______________________________________________________________________________

      __ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
______________________________________________________________________________

      (1)  Amount Previously Paid:

      (2)  Form, Schedule or Registration Statement No.:
______________________________________________________________________________

      (3)  Filing Party:
______________________________________________________________________________

      (4)  Date Filed:
______________________________________________________________________________

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8 1/2 x 11 sheet of paper to be posted on bulletin boards.

Note is surrounded in blue border.
In the top left-hand corner in large red letters is written "Your Vote does count"

Underneath that in black lettering is "If you haven't already done so, please sign, date, and return your proxy card as soon as possible."

Underneath that is a one-inch square box with an "X" inside.

In the lower right-hand corner is a graphic of a hand holding a pen aimed toward the red box with the "X." This hand and pen are in blue.